Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 12/26/06
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
www.usbank.com/abs
patricia.oneill3@usbank.com
Certificate
97,535,677.39
1,250,000,000.00
325,982,197.14
2,248,369.37
19,623,197.09
0.00
21,871,566.46
306,359,000.05
13,257,108.04
17.67614405
Balance
243.83919348
184,255,872.93
245.67449724
Total
Distribution
6,063,764.62
15.15941155
16.49768012
Unpaid
Principal
Amount
0.00
0.00
Principal
5,600,168.99
14.00042248
12,373,260.09
Interest
463,595.63
1.15898908
883,847.95
1.17846393
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
103,135,846.38
257.83961595
196,629,133.02
Cusip
262.17217736
Original
Certificate
Balance
400,000,000.00
Factors per Thousand
5.580000%
A-II-1
A-I-1
92975RAA6
92975RAB4 5.580000%
Ending
Factors per Thousand
Certificate
Rate
Class
A-II-2
92975RAC2 5.350000% 100,000,000.00 26,217,217.74 112,988.93 1,649,768.01 0.00 1,762,756.94 24,567,449.73
Factors per Thousand 262.17217740 1.12988930 16.49768010 17.62756940 245.67449730
Certificate
n/a 0.000000% 0.00 17,564,549.31 787,936.86 0.00 0.00 787,936.86 17,549,641.64
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 08/25/06
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
www.usbank.com/abs
patricia.oneill3@usbank.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 28,499,955.47 -2,045,487.50 7,860,796.92 0.00 5,815,309.42 34,315,264.89
0.00
5,815,309.42
34,315,264.89
0.00
28,499,955.47
-2,045,487.50
7,860,796.92
- Page 2 -
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
Cusip
92975RAA6
92975RAB4
Period
29/360
29/360
- -
Aaa AAA
Aaa AAA
Aaa AAA
-
Moody's
11.32996%
Accrual
12.13440%
Certificate
A-II-2
A-I-1
A-II-1
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
- -
29/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
12.13440%
LIBOR/Auction
5.32000%
5.32000%
5.35000%
-
- Page 3 -
Bond Interest Information
0.00
0.00
0.00 92975RAC2 112,988.93 0.00 0.00
92975RAB4 883,847.95 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
463,595.63
A-II-1
A-II-2
Class
- Page 4 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
0.00
22,055,458.71
Collection Activity
0.00
0.00
Pool I
Pool II
Total
1,660,602.45 2,432,261.62
0.00
14,023,028.10
0.00
0.00
1,660,602.45
14,023,028.10
0.00
0.00
15,683,630.55
771,659.17
0.00
0.00
771,659.17
5,600,168.99
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,371,828.16
0.00
0.00
0.00
0.00
0.00
0.00
5,600,168.99
0.00
0.00
0.00
0.00
0.00
19,623,197.09
0.00
0.00
2,432,261.62
19,623,197.09
0.00
0.00
0.00
- Page 5 -
Beginning Collateral Balanc
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
10,583,244.90 3,348,378.93 7,234,865.97
Overcollateralization Information
14,907.67
17,564,549.31
17,549,641.64
0.00
14,907.67
11,931,383.47
11,916,475.80
0.00
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
-
-
343,546,746.45
323,908,641.69
14,907.67
1,847,302.29
8.355%
50.628%
0.00
234,777,734.23
220,739,798.46
14,907.67
1,403,249.30
8.348%
186
46
52.243%
-
189
42
46.970%
-
0.00
444,052.99
8.371%
Periodic Information
Pool II
Total
108,769,012.22
103,168,843.23
231
5,633,165.84
5,633,165.84
0.00
Pool I
Collateral Information
- Page 6 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
Additional Account Activity
Pool I
Pool II
Total
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
Pool I
Delinquency Information
145,868.29 2
%
0.340%
0.141%
%
0.292%
0.850%
0.260%
0.031%
0.094%
0.025%
0.148%
31,872.01
96,862.05
2
2
1
3
26,122.92
18
152,936.04
877,266.37
5 268,419.28
$
%
$
#
#
7 350,465.02
#
$
301,054.07 5
- Page 8 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
2 84,779.42 0.082%
9 949,322.20 0.920%
#
$
%
37 4,623,246.83 4.481%
#
$
%
1 141,096.88 0.137%
5 2,050,106.22 1.987%
3 124,670.52 0.121%
2 323,316.41 0.313%
1.264%
6 680,145.90 0.659%
Delinquency Information
Pool II
#
$
%
20 1,303,910.90
- Page 9 -
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Yes
Yes
Yes
No
No
0.148%
0.00
0.00
1,516,043.57
5.773%
0.00
125,679.85
Fees
0.00
97,824.06
0.00
1,128,867.19
0.00
0.00
0.00
No
No
Yes
Additional Information
Amortization Period
45,320.42
12,891.98
0.00
0.00
58,212.40
Additional Reporting Items
Pool I
Pool II
27,855.79
8.019%
4.905%
4.970%
31.837%
60.144%
- Page 10 -